                          ----------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ----------------------------

Date of Report (Date of earliest event reported) December 10, 1999
                                                -------------------
                                                (November 29, 1999)
                                                -------------------

                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

                                     Florida
                 (State or other jurisdiction of incorporation)

        000-22855                                     65-0704152
-------------------------                  ---------------------------------
 (Commission File Number)                  (IRS Employer Identification No.)

225 Richmond Street. West, Suite 403, Toronto, Ontario, Canada,       M5V 1W 2
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number, including area code:  (416) 599-8800

                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  RESIGNATION OF REGISTRANT'S OFFICER

         On November 29, 1999, Mr. Ken Crema tendered his resignation from the Registrant from his position as Chief Executive Officer in order for Mr. Crema to assume his new role of Vice Chairman of the Board of Directors of the Registrant. The Registrant believes that there was no disagreement by Mr. Crema with any of the Registrant's operations, policies, or practices. A copy of Mr. Crema's letter of resignation is included herewith.


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

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 10, 1999                      INTERNET SPORTS NETWORK, INC.



                                                  /s/ Andrew DeFrancesco
                                                  ------------------------------
                                                  By: Andrew DeFrancesco
                                                  Its: President and Chairman


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

MONDAY NOVEMBER 29, 1999


Mr. Andrew DeFrancesco and Mr. David Toews
Internet Sports Network Inc.
225 Richmond St. W #403
Toronto, Ontario
M5V1W2


DEAR GENTLEMEN,

Effective Monday November 29, 1999, I am pleased to announce that I will be vacating my position as CEO of Internet Sports Network Inc. in order to assume my new role as Vice Chairman of the Board of Directors.

I believe that the Company is well situated to become a dominant force in the industry and I look forward to the challenge of directing Internet Sports Network towards that goal.



Sincerely,

    /s/  Ken Crema
----------------------------
Ken Crema


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